LPT VARIABLE INSURANCE SERIES TRUST

                       SALOMON U.S. QUALITY BOND PORTFOLIO
                         SALOMON MONEY MARKET PORTFOLIO

Supplement dated September 26, 1997 to Prospectus dated May 1, 1997

The following supplements certain information appearing in the Prospectus dated May 1, 1997 of the LPT Variable Insurance Series Trust.

On August 22, 1997, the Board of Trustees of LPT Variable Insurance Series Trust approved a change in sub-adviser for the Salomon U.S. Quality Bond Portfolio and the Salomon Money Market Portfolio (the "Portfolios") from Salomon Brothers Asset Management Inc to Berkeley Capital Management with no change in sub-advisory fees, subject to shareholder approval.

On such date, the Trustees also called a Special Meeting of Shareholders to be held on October 3, 1997 to consider, among other items, the approval of the change in sub-adviser with respect to such Portfolios. If approved, these changes will become effective on November 3, 1997, whereupon the names of the Portfolios will be changed to Berkeley U.S. Quality Bond Portfolio and Berkeley Money Market Portfolio.